UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

BLUE OWL CAPITAL CORPORATION III

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01345	84-4493477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

Preliminary Estimates of Fourth Quarter Results

For the quarter ended December 31, 2023, Blue Owl Capital Corporation III (“OBDE” or the “Company”) estimates a net investment income (“NII”) per share range of $0.56 to $0.59, compared to $0.56 for the quarter ended September 30, 2023. The Company also estimates a net asset value (“NAV”) per share range of $15.52 to $15.58 as of December 31, 2023, compared to $15.40 as of September 30, 2023.

Estimates for the three months ended and as of
December 31, 2023
NII per Share	$0.56 – $0.59
NAV per Share	$15.52 – $15.58

Company estimates for NII per share are calculated using 122,682,216 weighted average shares for the three months ended December 31, 2023. NAV per share estimates are calculated using 122,817,625 shares as of December 31, 2023.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, the Company’s management. Neither KPMG LLP, the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data.

These estimates are subject to the completion of the Company’s financial closing procedures, as well as the determination of the fair value of the Company’s investments as of December 31, 2023, and are not a comprehensive statement of the Company’s financial results as of December 31, 2023. Actual results may differ materially from these estimates as a result of the completion of the period and the Company’s financial closing procedures, final adjustments and other developments which may arise between now and the time that the Company’s financial results are finalized.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01	Other Events

On January 24, 2024, the Company issued a press release announcing that it has received approval from the New York Stock Exchange (the “NYSE”) to list its common stock, par value $0.01 per share, on the NYSE and is expected to commence trading tomorrow, January 25, 2024, under the ticker symbol “OBDE.”

BofA Securities, J.P. Morgan, RBC Capital Markets, Goldman Sachs & Co. LLC, MUFG, SMBC Nikko Securities America, Inc., and Truist Securities are serving as lead advisors to the Company in connection with the listing. Compass Point Research & Trading, LLC, Deutsche Bank Securities Inc., ING, JMP Securities, A Citizens Company, Keefe, Bruyette & Woods, Inc., KeyBanc Capital Markets, Morgan Stanley & Co. LLC, Natixis, Oppenheimer & Co. Inc., R. Seelaus & Co., LLC, Raymond James, Scotiabank, Societe Generale, and Wells Fargo Securities are also acting as co-advisors. Eversheds Sutherland (US) LLP acted as legal advisor to the Company.

Investors and others should note that the Company may announce material financial information to investors using its investor relations website (www.blueowlcapitalcorporationiii.com) SEC filings, press releases, public conference calls and webcasts. The Company expects to update investor presentations and similar materials on a regular basis and will continue to post such updates on its website each quarter. The Company encourages investors, the media, and others interested in the Company to review the information it posts from time to time on its website.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in the Company’s filings with the Securities and Exchange Commission. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which the Company makes them. The Company does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 24, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUE OWL CAPITAL CORPORATION III

Dated: January 24, 2024	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer